UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 12, 2021 (Date of earliest event reported)

NOVAGOLD RESOURCES INC.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip Code)

(801) 639-0511

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NG	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2021, NOVAGOLD RESOURCES INC. (the “Company”) held its 2021 Annual and Special Meeting of Shareholders (the “Annual Meeting”) in a virtual format. The information set forth below under Item 5.07 regarding the approval of the amendments to the Company’s Articles (the “Amendments”) is incorporated herein by reference. A summary of the Amendments was provided in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 25, 2021. The summary is incorporated herein by reference to the Proxy Statement and qualified in its entirety by reference to the full text of the Articles, a copy of which is attached as an appendix to the Proxy Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 12, 2021, the Company held its Annual Meeting in a virtual format. The information set forth below under Item 5.07 regarding the approval of the Amendments is incorporated herein by reference. A summary of the Amendments was provided in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 25, 2021. The summary is incorporated herein by reference to the Proxy Statement and qualified in its entirety by reference to the full text of the Articles, a copy of which is attached as an appendix to the Proxy Statement. The Amendments became effective on May 12, 2021.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 12, 2021, the Company held its Annual Meeting in a virtual format. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 25, 2021:

Proposal 1:

The Company’s shareholders elected the following directors to hold office until the next annual meeting of shareholders or until a successor is elected or appointed:

Name	Votes For	Withheld	Broker Non-Votes
Dr. Elaine Dorward-King	205,642,112	11,471,114	20,076,591
Sharon Dowdall	215,042,413	2,070,813	20,076,591
Dr. Diane Garrett	215,636,682	1,476,544	20,076,591
Dr. Thomas Kaplan	215,361,591	1,751,635	20,076,591
Gregory Lang	216,325,254	787,972	20,076,591
Igor Levental	213,776,468	3,336,758	20,076,591
Kalidas Madhavpeddi	212,681,016	4,432,210	20,076,591
Clynton Nauman	214,523,577	2,589,649	20,076,591
Ethan Schutt	215,639,976	1,473,250	20,076,591
Anthony Walsh	216,098,688	1,014,538	20,076,591

Proposal 2:

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as auditors of the Company until the next annual meeting of the shareholders of the Company or until a successor is appointed and authorized the Company’s Audit Committee of the Board of Directors to fix their remuneration:

Votes For	Withheld	Broker Non-Votes
234,513,131	2,676,686	0

Proposal 3:

The Company’s shareholders approved certain amendments to the Company’s Articles:

Votes For	Votes Against	Abstain	Broker Non-Votes
214,920,464	1,600,712	592,050	20,076,591

Proposal 4:

The Company’s shareholders approved a non-binding resolution approving the compensation of the Company’s “Named Executive Officers”:

Votes For	Votes Against	Abstain	Broker Non-Votes
209,570,570	6,849,714	692,942	20,076,591

Item 7.01 Regulation FD Disclosure

On May 13, 2021, the Company issued a press release announcing the election of directors and voting results from the Annual Meeting. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated May 13, 2021 issued by NOVAGOLD RESOURCES INC. relating to voting results from its Annual Meeting

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2021	NOVAGOLD RESOURCES INC.

	By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer